Exhibit 99.1

LONE PINE RESOURCES INC. SUITE 1100, 640 - 5TH AVENUE SW CALGARY, ALBERTA T2P 3G4

News Release

Lone Pine Resources Announces Canadian Court Approval of Restructuring Plan

CALGARY, ALBERTA, January 9, 2014 — Lone Pine Resources Inc. (“Lone Pine” or the “Company”) today announced that the Court of Queen’s Bench of Alberta (the “Canadian Court”) has issued an order (the “Sanction Order”) sanctioning and approving Lone Pine’s previously announced First Amended and Restated Plan of Compromise and Arrangement (the “Plan”) under the Companies’ Creditors Arrangement Act (“CCAA”).

As previously disclosed, the Plan provides for, among other things, the conversion of all outstanding 10.375% senior notes due 2017 and other affected unsecured claims into new common shares, an offering of new preferred shares to eligible affected creditors to raise between US$100 million and US$110 million in new capital, and the cancellation of all outstanding shares of Lone Pine common stock.

The Company intends to seek an order (the “U.S. Recognition Order”) recognizing and enforcing the Sanction Order in the United States under Chapter 15 of the U.S. Bankruptcy Code (“Chapter 15”) from the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) at a hearing scheduled for Thursday, January 16, 2014.

Implementation of the Plan remains subject to receipt of the U.S. Recognition Order and to satisfaction or waiver of the various other conditions precedent set forth in the Plan.  Assuming satisfaction or waiver of these conditions within the expected time frames, the Company currently anticipates implementing the Plan and completing its restructuring on or before Friday, January 31, 2014.

The Sanction Order also further extended the stay of proceedings against Lone Pine, its subsidiaries and its directors and officers, initially ordered by the Canadian Court on September 25, 2013 in connection with the commencement of creditor protection proceedings under the CCAA and subsequently recognized by the U.S. Court under Chapter 15, to the earlier of the Plan implementation date and January 31, 2014.

Further information regarding the Company’s restructuring proceedings under the CCAA and Chapter 15, including copies of the Plan, the Plan Supplement dated December 27, 2013, the information circular and other materials relating to the creditors’ meetings held on January 6, 2014, today’s Sanction Order, and all other court orders and previously-filed reports of PricewaterhouseCoopers Inc. (the “Monitor”), as Court-appointed monitor of Lone Pine and its subsidiaries, are available on the Monitor’s website at www.pwc.com/car-lpr.

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The securities to be offered in connection with the restructuring have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  The preferred shares will be offered only to accredited investors as such term is defined under Section 501 of Regulation D under the Securities Act.  This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Forward-Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Canadian securities laws.  All statements, other than statements of historical facts, that address activities that Lone Pine assumes, plans, expects, believes, projects, aims, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements.  The forward-looking statements provided in this news release are based on management’s current belief, based on currently available information, as to the outcome and timing of future events.  Lone Pine cautions that forward-looking statements may include statements with respect to, among other things: our plans to apply to the U.S. Court for the U.S. Recognition Order under Chapter 15, and the timing thereof; our plans to implement a restructuring and the timing thereof; our potential recoveries, if any, in respect of the NAFTA claim; a potential distribution to holders of our existing common stock in respect of the NAFTA claim; our future financial condition and results of operations; our access to capital and expectations with respect to liquidity; estimates of future capital expenditures; our future revenues, cash flows and expenses; our plans and expectations with respect to the operation of our business and ability to satisfy our obligations during the restructuring; our future business strategy and other plans and objectives for future operations; our future development opportunities and production mix; our outlook on oil, natural gas and natural gas liquids (NGL) prices; the amount, nature and timing of future capital expenditures, including future development costs; our ability to fund capital and other expenditures; estimates of our oil and natural gas reserves; estimates of our future oil, natural gas and NGL production, including estimates of any increases or decreases in our production; our assessment of our counterparty risk and the ability of our counterparties to perform their future obligations; the impact of federal, provincial, territorial and local political, legislative, regulatory and environmental developments in Canada, where we conduct business operations, and in the United States; and our estimates of additional costs and expenses we may incur.

These risks relating to Lone Pine include, but are not limited to, our ability to complete a restructuring transaction, including associated risks such as (i) our ability to negotiate and execute definitive documentation with respect to the restructuring (including our ability to complete a replacement senior secured credit facility), (ii) our ability to satisfy the conditions precedent to implementation of the Plan as provided therein; (iii) the effects of the commencement of the CCAA and Chapter 15 proceedings on us and the interests of various creditors, equity holders and other constituents, (iv) the length of time we will operate under the creditor protection proceedings; (v) the potential adverse effects of the creditor protection proceedings on our liquidity or results of operations, (vi) our ability to execute our business and restructuring plan, (vii) increased legal and other costs related to the creditor protection proceedings, (viii) our ability to maintain contracts that are critical to our operation and to obtain and maintain normal terms and relationships with our suppliers, other service providers, customers, employees, stockholders and other third parties, and (ix) our ability to retain key executives, managers and employees; our ability to generate sufficient cash flow from operations or obtain adequate financing to fund our capital expenditures and meet working capital needs and our ability to continue as a going concern during the restructuring; the volatility of oil, natural gas and NGL prices, and the related differentials between realized prices and benchmark prices; a continuation of depressed natural gas prices; the availability of capital on economic terms to fund our significant capital expenditures and acquisitions; our ability to obtain adequate financing to pursue other business opportunities; our ability to replace and sustain production; a lack of available drilling and production equipment, and related services and labor; increases in costs of drilling, completion and production equipment and related services and labor; unsuccessful exploration and development drilling activities; regulatory and environmental risks associated with exploration, drilling and production activities; declines in the value of our oil and natural gas properties, resulting in ceiling test write-downs; the adverse effects of changes in applicable tax, environmental and other regulatory legislation; a deterioration in the demand for our products; the risks and uncertainties inherent in estimating proved oil and natural gas reserves and in projecting future rates of production and the timing of expenditures; the risks of conducting exploratory drilling operations in new or emerging plays; intense competition with companies with greater access to capital and staffing resources; the risks of conducting operations in Canada and the impact of pricing differentials, fluctuations in foreign currency exchange rates and political developments on the financial results of our operations; the uncertainty related to the NAFTA claim and potential recoveries therefrom, if any; the uncertainty related to the pending litigation against us; and other risks as described in reports that Lone Pine files with the SEC and with Canadian securities regulators, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and the other reports that Lone Pine files with the SEC and with Canadian securities regulators. Any of these factors could cause Lone Pine’s actual results and plans to differ materially from those in the forward-looking statements. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release, and we undertake no obligation to update this information to reflect events or circumstances after the issuance of this news release, except as required by law.

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Lone Pine Resources Inc. is engaged in the exploration and development of natural gas and light oil in Canada.  Lone Pine’s principal reserves, producing properties and exploration prospects are located in Canada in the provinces of Alberta, British Columbia and Quebec and the Northwest Territories.  For more information about Lone Pine, please visit its website at www.lonepineresources.com.

For further information please contact:

Tim Granger

President & Chief Executive Officer

Tel.: (403) 292-8000

Shane Abel

Vice President, Finance & Chief Financial Officer

Tel.: (403) 292-8000